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                                                          EXHIBIT EX-10.11

                          TRANSAMERICA CORPORATION
                      RESTRICTED STOCK AWARD AGREEMENT


     THIS AGREEMENT, made as of this 27th day of April, 1993, between TRANSAMERICA CORPORATION, a Delaware corporation (the "Company") and _______________________________ ("Employee").

                            W I T N E S S E T H:

     WHEREAS, the Company has adopted The 1985 Stock Option and Award Plan of Transamerica Corporation (the "Plan"), providing for the granting of restricted shares of Common Stock of the Company ("Restricted Stock") to key employees of the Company and its Affiliates; and

     WHEREAS, the Management Development and Compensation Committee (the "Committee"), which is responsible for administration of the Plan, has authorized the granting of a Restricted Stock Award to Employee on the date of this Agreement, thereby allowing Employee to acquire a proprietary interest in the Company in order that Employee will have a further incentive for remaining with and increasing his or her efforts on behalf of the Company or one of its Affiliates; and

     WHEREAS, this Agreement is prepared in conjunction with and under the terms of the Plan; although all of the terms of the Plan and the definitions used in the Plan have not been set forth herein, such terms and definitions are incorporated herein and made a part hereof by reference; the provisions of the Plan shall govern any interpretation of this Agreement; and

     WHEREAS, Employee has accepted the grant of Restricted Stock and agreed to the terms and conditions stated herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Award. The Company hereby grants to Employee as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, an award of ______ shares of Restricted Stock on the date hereof, subject to all of the terms and conditions in this Agreement and the Plan.

     2. Shares Held in Escrow. Unless and until the shares of Restricted Stock shall have vested in the manner set forth in paragraph 3, 4 or 5, such shares shall be issued in the name of Employee and held by the Secretary of the Company as escrow agent (the "Escrow Agent"), and shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such shares shall be delivered by the Escrow Agent to Employee only after the shares have vested and all other terms and conditions in this Agreement have been satisfied; at such times, certificates so delivered shall be free of any such legends regarding restrictions on transfer.


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    3.    Vesting.  Except as provided in paragraphs 4 and 5, the shares of
Restricted Stock awarded by this Agreement shall vest in Employee, as to 25% of such shares on the first anniversary of the date of the award and as to an additional 25% on each succeeding anniversary date, until 100% of such shares shall have been vested.

     4. Acceleration of Vesting. In the event of (a) Employee's involuntary Termination of Employment by reason of action by the Company and its Affiliates for any reason other than Cause (as defined below), (b) the determination of the Committee that a Change in Control of the Company has occurred, (c) the liquidation or dissolution of the Company, or (d) Employee's Termination of Employment due to Total Disability or death, the balance of unvested shares of Restricted Stock shall thereupon immediately vest. "Cause" shall mean the willful and continued failure to observe or perform (other than by reason of illness, injury or incapacity) any of the material services and duties of the position held by Employee, provided that written notice of such failure has been given and such failure has continued for sixty (60) days thereafter. Cause shall also include conviction of a felony or other crime involving moral turpitude, misappropriation of funds, or any other action that is demonstratively and materially injurious to the Company or any of its Affiliates.

     5. Committee Discretion. The Committee may decide, in its absolute discretion, to accelerate vesting of the balance, or some lesser portion of the balance, of unvested shares of Restricted Stock at any time. If so accelerated, such shares of Restricted Stock shall be considered as having vested as of the date specified by the Committee.

     6. Forfeiture. Except as provided in paragraphs 4 and 5, the balance of the shares of Restricted Stock which have not vested at the time of Employee's Termination of Employment shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. Employee hereby appoints the Escrow Agent with full power of substitution, as Employee's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Employee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested shares to the Company upon such Termination of Employment.

     7. Continuous Employment Required. Shares of Restricted Stock shall not vest in Employee in accordance with any of the provisions of this Agreement unless Employee shall have been continuously employed by the Company or by one of its Affiliates from the date of the award until the date such vesting is deemed to have occurred.

     8. Withholding for Income Taxes. Notwithstanding anything in this Agreement to the contrary, no certificate representing Restricted Stock may be released from the escrow established pursuant to paragraph 2 of this Agreement unless and until Employee shall have delivered to the Company or its designated Affiliate the full amount of any federal, state or local income or other taxes which the Company or such Affiliate may be required by law to withhold with respect to such shares. Pursuant to such procedures as may be adopted by the Committee from time to time, Employee may elect to satisfy any such income tax withholding requirement by having the Company withhold shares of Common Stock otherwise deliverable to Employee or by delivering to the Company already-owned shares of Common Stock, subject to the absolute discretion of the Committee to disallow Employee's election.

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    9.    Delivery of Shares After Death.  Any distribution or delivery to be made to Employee under this Agreement shall, if Employee is then deceased, be made to Employee's transferee who shall be the person or persons entitled to such distribution or delivery under Employee's will or, if Employee shall fail to make testamentary disposition of such property, his or her legal representative. Any transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to such transfer.

     10. Conditions to Delivery of Shares. The shares of stock issued pursuant to paragraph 1 may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to issue any certificate or certificates for shares of stock hereunder prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

           (b) The completion of any registration or other qualification of such shares under any State or Federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

           (c) The obtaining of any approval or other clearance from any State or Federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

           (d) The lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.

     11. Rights as Stockholder. Neither Employee nor any person claiming under or through Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares deliverable hereunder unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Employee or the Escrow Agent. Except as provided in paragraph 12, after such issuance, recordation and delivery, Employee shall have all rights of a stockholder of the Company with respect to voting such shares and receipt of dividends and distributions on such shares.

     12. Changes in Stock. In the event that as a result of a stock dividend, stock split, reclassification, recapitalization, combination of shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change Employee shall in his or her capacity as owner of unvested shares of Restricted Stock which have been awarded to him or her (the "Prior Shares") be entitled to new or additional or different shares of stock or securities (other than rights or warrants to purchase securities); such new or additional or different shares or securities shall thereupon be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan. If an Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by Employee, provided

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that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan. The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

     13. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used in this Agreement that are not defined in this Agreement shall have the meaning set forth in the Plan.

     14. Committee Authority. The Committee shall have all power and discretion necessary or appropriate to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement, and shall be given the maximum deference permitted by law. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

     15. No Effect on Employment. Employee agrees to remain in the employ of the Company and/or an Affiliate for at least one (1) year after the date of this Agreement. Subject to any written, express employment contract with Employee, nothing in this Agreement or the Plan shall confer upon Employee any right to continue to be employed by the Company or the Affiliate or shall interfere with or restrict in any way the rights of the Company or the Affiliate, which are hereby expressly reserved, to terminate the employment of Employee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in a written, express contract executed by a duly authorized officer of the Company or Affiliate. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company, or the Affiliate employing Employee, as the case may be, shall not be deemed a Termination of Employment for the purposes of this Agreement.

     16. Effect on Other Employee Benefit Plans. Nothing herein contained shall affect Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company or any Affiliate.

     17. Award Not Transferable. Except as otherwise herein provided, the Restricted Stock Award herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Award, or of any right or privilege conferred hereby, contrary to the provisions hereof, or



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upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, such Award and the rights and privileges conferred hereby shall immediately become null and void.

     18. Binding Agreement. Subject to the limitation on the transferability of the Restricted Stock contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of Employee and the Company.

     19. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 600 Montgomery Street, San Francisco, California 94111, or at such other address as the Company may hereafter designate in writing. Any notice to be given to Employee shall be addressed to Employee at the address set forth beneath Employee's signature hereto, or at such other address as Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

     20. Captions. The captions used in this Agreement are for convenience only, and shall in no way serve as a basis for interpretation or construction of this Agreement.

     21. Severability. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, the day and year first above written.


                                   TRANSAMERICA CORPORATION



                                   By ___________________________________
                                      Assistant Secretary



_________________________________________
Employee Signature


_________________________________________
Address

_________________________________________


_________________________________________
Social Security Number




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